
DULUTH
TRADING
CO

Investor Presentation

1Q 2017

June 6, 2017

Disclaimer

Forward-Looking Statements

This presentation dated June 6, 2017 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 22, 2017, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.



ONE TOUGH
SON OF A...

FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





Duluth Trading Evolution

1989 | 1991 | 1993 | 1993 | 1996 | 2000 | 2002 | 2003 | 2005 | 2008 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017

Invents The Bucket Boss under the company name "Portable Products"



Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior





Mails first catalog

Launches website



GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading



Introduces cure for Plumber's Butt – the Longtail T® Shirt

Introduces heroically tough yet soft Fire Hose® workwear





Introduces Women's Line

Opens first store in Mount Horeb, WI



Introduces Buck Naked™ underwear





Introduces Ballroom® Jeans

Opens first outlet in Belleville, WI





Giant Angry Beaver sighted in TV ads nationwide

Introduces DuluthFlex®





Introduces Armachillo® Shirt with Made In The Jade™ Fabric

Introduces No-Yank Tank™



Introduces Armachillo® underwear



Introduces Dry on the Fly®



Opens iconic Duluth, MN store

Opens first build to suit store in Hoffman Estates, IL



Opens first Eastern store in King of Prussia, PA



Opens 22nd store in Pittsburgh, PA

Introduces Breezeshooter™



Previous ownership

Under current ownership

Business Model Overview

Only available at Duluth Trading – complete distribution control of our brand

Suppliers → **Distribution Centers** → (**Direct** / **Retail**) → **Customers**


China
Thailand Vietnam
Cambodia
Indonesia



- Owned Distribution Center
- 3 PL Distribution Centers

Website



Call Center



Retail Stores



DULUTH TRADING CO

Track Record of Growth and Profitability

Continuous year-over-year growth every quarter, without exception

Rolling TTM Net Sales

($ in millions)



$450
$300
$150
$0
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
Q1 2016
Q1 2017

- Continuous net sales growth and profitability:

+28%
Net Sales CAGR
from CY2009-FY2016

+42%
Operating Income CAGR
from CY2009-FY2016

DEFEAT
THE HEAT



WITH THE
ARMACHILLO®
SHIRT

Investment Highlights

Differentiated, Everyday Lifestyle Brand

Tough enough for work yet comfortable enough for everyday casual wear

- Create personal connections with our customers who lead the **Modern, Self-Reliant American Lifestyle**
- Workwear heritage is the foundation of our authentic and differentiated brand
- Marketing efforts make our brand synonymous with this lifestyle, validate our authenticity and establish us as a trusted casual wear and workwear provider







Customer Profession(1)
100%
75%
50%
25%
0%
Building Trades: 12%
Non-Building Trades: 88%

(1) Based on Internal Company Survey.

Nationwide Customer Presence

U.S. Population



- Nationwide customer base aligned geographically with U.S. population
- Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2016 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
76% of 1Q 2017 Net Sales; 6% YoY Growth

e-Commerce (84%)


WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A BIG BAD BOAR
$39.50
WILD BOAR MOCS
THE LONG & SHORT OF IT
SHOP SHORTS BY INSEAM

Catalog (16%)


DULUTH TRADING CO
BAD MOON RISING
Catch a Deal!

Retail Segment
24% of 1Q 2017 Net Sales; 140% YoY Growth



21 retail stores[1]

Key Benefits

- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

(1) As of June 6, 2017. Includes two outlet stores.

Solution-Based Design

"There are a whole lotta legs, torsos, feet and crotches out there counting on us"

Problem

Buck Naked™ Underwear



Soggy and restrictive underwear

Crouch Gusset® Pants



Restrictive pants in sensitive areas

DuluthFlex® Fire Hose® Pants



Pants that constrict movement

Solution


NO PINCH, NO STINK
NO SWEAT
BUCK NAKED
UNDERWEAR

Fast-drying, odor-fighting underwear – "no pinch, no stink, no sweat"


CROUCH
WITHOUT THE OUCH
BALLROOM
JEANS

Additional fabric lets our customers "crouch without the ouch"


CROUCH
CLIMB
CONQUER
COMFORTABLY
FLEX
FIRE HOSE
WORK PANTS
GET A PAIR

DuluthFlex® – Crouch, Climb, Conquer Comfortably

Humorous and Distinctive Marketing

Gives our products an identity and enhances our brand

- Makes shopping for our products fun with attention-grabbing advertisements that are humorous, irreverent and quirky
- National advertising campaigns feature characters such as our Giant Angry Beaver, Buck Naked™ Guy and Grab-Happy Grizzly
- Storytelling differentiates our products, creates emotional ties with our customers and adds authenticity to our brand and products
- Women's ads feature our women of "grit and substance"





Tony the Diver

- Example of our authentic storytelling
- Tony wears our Fire Hose® work pants over his wetsuit for added protection while working on marine construction




DULUTH TRADING CO





Outstanding and Engaging Customer Experience

Treating our customers like next-door neighbors creates loyalty and drives repeat purchases

- Seamless, consistent omnichannel brand experience that makes shopping fun and hassle-free
- Content-rich, user-friendly website designed to provide an enjoyable, informative and efficient shopping experience
- Stores create an inviting and engaging experience with knowledgeable sales associates and hospitality areas
- Demonstrated pride in the heritage of our stores' regions
- Committed to outstanding customer service backed by our unconditional "No Bull Guarantee" and friendly staff

Trading Tales

"From the first pair of pants I ordered I knew this was a great company. I have only been extremely satisfied with your products. Recently ordered a huge amount of clothing for my company and the staff was nothing but exceptional. Thanks Duluth."

UNWET
YOUR PANTS



WITH
DRY ON THE FLY®
PANTS & SHORT

Growth Strategy

Growth Strategies

1
Build Brand Awareness to Continue Customer Acquisition

2
Accelerate Retail Expansion

3
Grow Women's Business

4
Broaden Assortment in Select Men's Product Categories


FLEX FIRE HOSE CARPENTER
THE TEES FOR THE Long Haul

Build Brand Awareness to Continue Customer Acquisition

Overall Satisfaction(1)


91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia
L.L.Bean
Levi's
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies

Aided Brand Awareness

36% of respondents were aware of the Duluth Trading brand but have never purchased our product


67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
Levi's
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia
Cabela's
carhartt
Purchased
Aware but Never Purchased

DULUTH TRADING CO

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

Accelerate Retail Expansion

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
29(2)
16
9
6
4
2013
2014
2015(1)
2016(1)
2017(3)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

New Store Assumptions

- 10,000 to 12,000 selling square feet
- Average payback of less than two years
- $2.0 million to $2.6 million in capital expenditures and starting inventory to open a new store
- Anticipate opening 12 stores and one outlet in 2017 and accelerating the rate of new store openings over the coming years

(1) Includes two outlet stores.
(2) Projected number of stores for 2017.
(3) Includes three outlet stores.

DULUTH TRADING CO

Flexible Store Development Strategy

Renovated	Build to Suit


FOUNDRY


DULUTH TRADING

DULUTH TRADING CO

Expanding Retail Footprint

Retail stores designed to bring our brand to life with engaging and entertaining elements

Distinctive Exteriors


DULUTH TRADING



Inviting and Engaging In-Store Environments


CROUCH CLIMB CONQUER
DULUTH TRADING CO
FIRE HOSE
BEAVER


7808

Current Stores (Opening Year)

- Mt. Horeb, WI (2010)
- Belleville, WI (Outlet) (2012)
- Port Washington, WI (2012)
- Bloomington, MN (2013)
- Duluth, MN (2014)
- Fridley, MN (2014)
- Ankeny, IA (2015)
- Oshkosh, WI (Outlet) (2015)
- Sioux Falls, SD (2015)
- La Crosse, WI (2016)
- Omaha, NE (2016)
- Hoffman Estates, IL (2016)
- Downers Grove, IL (2016)
- King of Prussia, PA (2016)
- Manassas, VA (2016)
- Independence, MO (2016)
- Noblesville, IN (2017)
- Burlington, MA (2017)
- Macomb, MI (2017)
- Warwick, RI (2017)
- West Chester, OH (2017)

DULUTH TRADING CO

Announced Store Openings



- Pittsburgh, PA (2Q FY17)
- Red Wing, MN (outlet) (2Q FY17)
- St. Charles, MO (3Q FY17)
- Thornton, CO (3Q FY17)
- Avon, OH (3Q FY17)
- Louisville, KY (4Q FY17)
- Wixom, MI (4Q FY17)
- Grandville, MI (4Q FY17)

Grow Women's Business

Expand offering to appeal to a wider range of women and lifestyle needs



- 45% CAGR from CY2012-FY2016 to 21% of Net Sales
- Women have lower awareness of our brand relative to men but report high levels of satisfaction once they have tried our products[1]
- Continue to grow through customer acquisition
- Continue to leverage all media channels and increase marketing spend as a percentage of total

DULUTH TRADING CO

(1) IRI Clothing / Apparel Survey, July 2015.

Broaden Assortments in Select Men's Categories

Broaden assortment in categories that exhibit high potential with our Modern, Self-Reliant American Lifestyle


LIGHTWEIGHT YET TOUGH
CROUCH GUSSET
Lets you squat without compressing your cojones
QUICK-DRY
SUN PROTECTION
built-in UPF 40 tames fierce rays, keeps burns at bay
SWEAT-WICKING FABRIC
powerfully pulls body moisture away, keeping you drier and cooler

- Extend core products through color, fabric and size
- Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
- Continue to introduce products that expand occasions for wear

DULUTH TRADING CO

HANDLE



THE
SUITS

Financial Review

Historical Annual Financials

Net Sales



($ in millions)
Direct
Retail
CAGR = 32.1%
$163.1
$10.2
$152.9
$231.9
$23.0
$208.9
$304.2
$37.8
$266.3
$376.1
$66.4
$309.7
2013
2014
2015
2016

Gross Profit



($ in millions)
CAGR = 32.5%
$92.0
$131.0
$173.5
$214.1
2013
2014
2015
2016
Margin
56.4%
56.5%
57.0%
56.9%

Adjusted EBITDA(1)



($ in millions)
CAGR = 32.8%
$17.6
$26.7
$34.0
$41.2
2013
2014
2015
2016
Margin
10.8%
11.5%
11.2%
10.9%

Net Income



($ in millions)
CAGR = 31.8%
$9.3
$14.2
$17.3
$21.3
2013 (2)
2014 (2)
2015 (2)
2016
Margin
5.7%
6.1%
5.7%
5.7%

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Pro Forma Net Income - adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

Three Months Ended April 30, 2017

Net Sales


($ in millions)
21.9%
Direct
Retail
$68.6
$8.3
$60.3
$83.7
$19.9
$63.8
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)

Gross Profit


($ in millions)
22.6%
$39.7
$48.6
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)
Margin
57.8%
58.1%

Adjusted EBITDA[1]


($ in millions)
$6.6
$2.7
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)
Margin
9.6%
3.2%

Net Income[2]


($ in millions)
$3.2
$0.4
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)
Margin
4.7%
0.4%

DULUTH TRADING CO

(1) Adjusted to reflect the add-back of stock compensation expense.
(2) Excludes net income attributable to noncontrolling interest.

Strong Balance Sheet and Liquidity

($ in millions)	As of 30-Apr-17
Cash	$ 13.6
Debt	
Term Loan	0.8
Total Debt	0.8
Total Shareholder's Equity	114.8
Total Capitalization	**$ 115.6**

Commentary

- Strong cash flow from operations supports investments for growth
- $14 million of cash with less than $1 million of debt outstanding(1)
- $40 million undrawn line of credit(1); increases up to $50 million on August 1, 2017
- Fiscal 2017 expected capital expenditures of $31 million to $35 million

(1) As of April 30, 2017

Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth



DULUTH
TRADING CO
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

AN OVERALL
IMPROVEMENT



FOR
DOWN-AND-DIRTY
WORK

Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	2013	2014	2015	2016	3 months ended May 1, 2016	3 months ended April 30, 2017
Net Income	**$ 16.1**	**$ 24.1**	**$ 27.7**	**$ 21.5**	**$ 3.3**	**$ 0.4**
(+) Depreciation & Amoritization	1.2	1.8	2.8	4.7	0.9	1.6
(+) Interest Expense, net	0.2	0.3	0.3	0.2	0.0	0.2
(+) Income Tax Expense			1.3	13.5	2.1	0.2
EBITDA	**$ 17.5**	**$ 26.3**	**$ 32.2**	**$ 39.9**	**$ 6.3**	**$ 2.4**
Adjustments						
(+) Non-Cash Stock Based Compensation Expense	0.1	0.1	0.7	1.2	0.3	0.3
(+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards	-	0.3	1.1	-	-	-
Total Adjustments	0.1	0.4	1.8	1.2	0.3	0.3
Adjusted EBITDA	**$ 17.6**	**$ 26.7**	**$ 34.0**	**$ 41.2**	**$ 6.6**	**$ 2.7**

DULUTH TRADING CO

Note: 2013-2016 financials presented are Fiscal Year ended the Sunday nearest to January 31.

Reconciliation to Pro Forma Net Income

($ in millions)	2013	2014	2015
Income Attributable to Controlling Interest Before Provision for Income Taxes	**$ 15.5**	**$ 23.6**	**$ 28.8**
(-) Provision for Income Taxes (1)	6.2	9.5	11.5
Pro Forma Net Income	**$ 9.3**	**$ 14.2**	**$ 17.3**

The pro forma net income information gives effect to the conversion of the Company to a "C" corporation on November 25, 2015. Prior to such conversion, the Company was an "S" corporation and generally not subject to income taxes. The pro forma net income, therefore, includes an adjustment for income tax expense on the income attributable to controlling interest as if the Company had been a "C" corporation as of February 4, 2013 at an assumed combined federal, state and local effective tax rate of 40%, which approximates the calculated statutory rate for each period. No pro forma income tax expense was calculated on the income attributable to noncontrolling interest because this entity did not convert to a "C" corporation. The pro forma basic and diluted net income per share Class A and Class B common stock is computed using the pro forma net income, as discussed above.

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.